Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 1, 2016, as supplemented February 29, 2016

The last paragraph under “Investment Policies and Restrictions—Investment Limitations” is deleted and replaced with the following:

Each of the Funds, other than the Thrivent Asset Allocation Funds and the Thrivent Income Plus Funds, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) of the 1940 Act. Each of the Funds, other than the Thrivent Asset Allocation Funds and Thrivent Income Plus Funds, has adopted a non-fundamental policy that it can rely on Section 12(d)(1)(G) of the 1940 Act solely for the purpose of acquiring shares of a Thrivent Core Fund for purposes of efficient portfolio management, and each will not have more than five percent of its total assets invested in any one Thrivent Core Fund or more than ten percent of its total assets invested in investment companies, including Thrivent Core Funds and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

The date of this Supplement is April 29, 2016.

Please include this Supplement with your Statement of Additional Information.

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